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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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MFIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MFIC CORPORATION
30 Ossipee Road
Newton, Massachusetts 02464-9101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

        The Annual Meeting of Shareholders of MFIC Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, June 17, 2003, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

    The nominees the Board of Directors proposes to present for election are: Irwin J. Gruverman, James N. Little, Vincent B. Cortina, Edward T. Paslawski and Leo Pierre Roy.

  2.
  To ratify the Board of Directors' selection of the firm of Brown & Brown, LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

  3
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only shareholders of record on the transfer books of the Company at the close of business on April 18, 2003 are entitled to notice of, and to vote at, the meeting.

        Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

        All shareholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors

                      Irwin J. Gruverman
                       Chairman of the Board of Directors, Chief Executive Officer, Treasurer and Secretary

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

MEETING OF SHAREHOLDERS
OF MFIC CORPORATION
June 17, 2003

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of MFIC Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Tuesday, June 17, 2003, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, and at any adjournments thereof (the "Meeting").

        Only shareholders of record as of the close of business on April 18, 2003 will be entitled to notice of and to vote at the Meeting. As of that date, 7,460,541 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding and entitled to vote at the Meeting. The shares of Common Stock are the only outstanding voting securities of the Company. Shareholders are entitled to cast one vote for each share held of record.

        An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2002 is being mailed together with this proxy statement to all shareholders entitled to vote. This proxy statement and the form of proxy enclosed with this proxy statement were first mailed to shareholders on or about May 16, 2003.

        All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

        Execution of a proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person. A proxy may be revoked at any time before it is voted at the Meeting by notifying the Secretary of the Company in writing at the address set forth above, by submitting a properly executed proxy bearing a later date, or by revoking the proxy at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

        In addition to the election of directors, the shareholders will consider a vote to ratify the Board of Director's selection of the Company's auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to these matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR these matters if no specification is indicated.

        The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Irwin J. Gruverman(3) 30 Ossipee Road Newton, Massachusetts 02464	1,900,805	24.17%
Bret A. Lewis 11323 Skogen Lane Grand Haven, Michigan 49417	700,100	9.39%
J.B. Jennings 134 Cascade Drive Battle Creek, Michigan 49015	700,000	9.39%
G.D. Searle & Co.(4) Box 511D Chicago, Illinois 60680	600,000	8.05. %

(1)
Information with respect to beneficial ownership is based upon information furnished by such shareholder.

(2)
Shares of Common Stock that a person or entity has the right to acquire within 60 days of April 18, 2003, according to Registrar and Transfer Company, the Company's Transfer Agent, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity shown in the table. Percentage ownership is based on 7,460,541 shares of Common Stock issued and outstanding on April 18, 2003.

(3)
Consists of (i) 242,300 shares of Common Stock, (ii) 305,000 shares of Common Stock subject to currently exercisable options, (iii) 153,505 shares of Common Stock owned jointly by Mr. Gruverman and his wife, (iv) 100,000 shares of Common Stock owned by his wife, (v) 100,000 warrants granted on 9/23/99, and (vi) 1,000,000 shares of restricted Common Stock purchased by Mr. Gruverman on February 28, 2000. Mr. Gruverman disclaims beneficial ownership of the 100,000 shares of Common Stock owned by his wife.

(4)
Information with respect to beneficial ownership is based upon information furnished by G.D. Searle & Co. in a Form 4 filed with the Securities and Exchange Commission on January 5, 1994.

PROPOSAL 1

ELECTION OF DIRECTORS

        Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. The Company's By-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The Board of Directors has set the number of directors at five.

        Shares represented by all proxies received by the Board of Directors and not marked as withholding authority to vote for any individual director or for all directors will be voted FOR the election of all the nominees, unless one or more nominees is unable or unwilling to serve. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve as a director, but if such should be the case, proxies may be voted for the election of some other person as the Board of Directors may recommend in his place, or for fixing the number of directors at a lesser number. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the election of directors is required to elect each member of the Board of Directors. See "Voting Procedures."

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. GRUVERMAN, MR. LITTLE, MR. CORTINA, MR. PASLAWSKI AND MR. ROY AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Directors and Executive Officers

        The names of the Company's current directors, executive officers, directors-elect and certain information about them are set forth below:

Name	Age	Title
Irwin J. Gruverman	69	Chief Executive Officer, Chairman of the Board, Treasurer and Secretary
Robert P. Bruno	65	President, Chief Operating Officer, and Vice-President Sales/Marketing
Dennis P. Riordan	56	Controller
James N. Little	62	Director
Vincent B. Cortina	65	Director
Edward T. Paslawski	52	Director
Leo Pierre Roy	45	Director

        IRWIN J. GRUVERMAN has served as the Chief Executive Officer, Chairman of the Board of Directors and Secretary of the Company since its inception in 1983. He also currently serves as the Company's Treasurer. From the Company's inception in 1983 to June 1993, and from November 21, 2000 until May 17, 2001, Mr. Gruverman served as its President. In addition, Mr. Gruverman currently serves on the Board of Directors of the following public companies: North American Scientific, Inc. and InVitro International, Inc.

        ROBERT P. BRUNO joined the Company on April 8, 1996 as Vice-President of Sales/Marketing. Mr. Bruno was appointed as Chief Operating Officer on November 30, 2000. Mr. Bruno was appointed as President on May 17, 2001 with such appointment becoming effective on May 21, 2001.

        DENNIS P. RIORDAN joined the Company on February 12, 1996 as the Controller.

        JAMES N. LITTLE has served as a director of the Company since December 1995. Dr. Little serves as President of Cetek Corporation, a biotechnology drug discovery company. From August 1998 until December 26, 2001, Dr. Little served as Senior Vice President of Cetek. Prior to that, from 1981 to August 1998, Dr. Little served as a Senior Vice President of Sales, Marketing and Business Development for Zymark Corporation, a manufacturer of scientific instrumentation.

        VINCENT B. CORTINA has served as a director of the Company since May 1997. Mr. Cortina serves as principal of Corvis Associates, a management consulting firm. From 1999 until mid-2001, Mr. Cortina served as Director of Operations for Advanced Instruments, Inc., a manufacturer of laboratory and clinical instruments. Prior to that he served as a self-employed business consultant. From 1990 to 1996 he served as President of Advanced Monitors, Inc., a company which develops and manufactures industrial and commercial instruments.

        EDWARD T. PASLAWSKI has served as a director of the Company since June 2000. Mr. Paslawski is the New England Regional Manager and Vice President of LaSalle Business Credit, Inc., an asset-based lending subsidiary of LaSalle Bank. Mr. Paslawski is the founder and managing partner of Durham Capital, LLC, an investment-banking firm specializing in arranging and investing equity in start-ups and growth companies. The company also arranges senior debt, equipment leasing, mezzanine financing and provides merger and acquisition advisory services. He also serves as the Chairman of Coastal Ventures Limited Partnership. Mr. Paslawski has twenty-five years of commercial banking and venture capital experience in senior lending positions with major US and international banks including The National Bank of Canada, Meridian Capital Corp., First National Bank of Boston, and The Industrial Bank of Japan.

        LEO PIERRE ROY has served as a director of the Company since June 2000. Mr. Roy has more than 20 years of experience as a senior manager and consultant. Mr. Roy is the Vice President and Chief Operating Officer of The Bioengineering Group, Inc., a firm engaged in consulting in the areas of erosion control, water quality, ecological restoration and bioremediation. Between 1998 and 2000 he served as the President of Houqua & Company, Inc., a consulting firm specializing in strategic planning and development services. From 1997 to 1998, Mr. Roy served as President and Chief Operating Officer of Energy Answers Corporation, a designer, developer and owner of resource recovery, power, recycling and solid waste management companies. From 1992 to 1996, Mr. Roy served first as Director of Waste Policy and Planning and later as Undersecretary of the Executive Office of Environmental Affairs for the Commonwealth of Massachusetts. From 1990 to 1991, Mr. Roy was the Regional Manager of Special Projects for Waste Management, Inc. From 1985 to 1989, he was the Vice President and Chief Operating Officer of Orne Enterprises, a venture capital, environmental technology holding company.

Board of Directors Meetings and Committees:

        The Board of Directors of the Company held four meetings and acted by unanimous written consent on five occasions during the fiscal year ended December 31, 2002. The Board of Directors of the Company has a standing nominating committee comprised of all the Directors. Currently, the Compensation Committee, of which Messrs. Cortina, Little, Paslawski, Roy and Gruverman are members, determines who should receive stock options under the Company's stock plans (except for the 1989 Plan, under which all grants are automatically made) and also reviews and approves employee remuneration. The Audit Committee, which currently consists of Messrs. Gruverman, Paslawski and Roy, oversees the accounting and tax functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors. The Compensation Committee held one meeting and acted by consent on one occasion. The Nominating Committee met on April 18, 2003, to consider and nominate a slate of directors for election at this Annual Meeting. Ratification by the full Board of Directors is required with respect to decisions taken by the committees. During the fiscal year ended December 31, 2002, each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which each director served.

Beneficial Ownership of Directors and Executive Officers:

        The following table sets forth for current directors and each executive officer named in the Executive Compensation table below, the positions currently held by each person with the Company and the number and percentage of outstanding shares of Common Stock beneficially owned by each person and by all current directors and executive officers as a group as of April 18, 2003.

	Positions and Offices with the Company(1)	Amount and Nature of Beneficial Ownership(2)(3)		Percent of Class
Irwin J. Gruverman	Chief Executive Officer, Chairman of the Board of Directors, Secretary, and Treasurer	1,900,805	(4)	24.17%
Robert P. Bruno	President, Chief Operating Officer, and Vice President Sales/Marketing	217,050	(5)	2.83%
James N. Little	Director	73,750	(6)	*
Vincent B. Cortina	Director	58,750	(7)	*
Edward T. Paslawski	Director	36,250	(8)	*
Leo Pierre Roy	Director	36,250	(9)	*
All current directors and executive officers as a group (6 persons)	—	2,322,855	(10)	28.04%

*
Less than 1%

(1)
Each individual, except Mr. Bruno is also a nominee for Director to be elected at the Meeting.

(2)
Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(3)
Shares of Common Stock that a person has the right to acquire within 60 days of April 18, 2003, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Percentage ownership is based on 7,460,541 shares of Common Stock issued and outstanding on April 18, 2003.

(4)
Consists of (i) 242,300 shares of Common Stock, (ii) 305,000 shares of Common Stock subject to currently exercisable options, (iii) 153,505 shares of Common Stock owned jointly by Mr. Gruverman and his wife, (iv) 100,000 shares of Common Stock owned by his wife, (v) 100,000 Common Stock purchase warrants, and 1,000,000 shares of restricted Common Stock. Mr. Gruverman disclaims beneficial ownership of the 100,000 shares of Common Stock owned by his wife.

(5)
Consists of 213,750 shares of Common Stock subject to currently exercisable options, and 3,300 shares of Common Stock.

(6)
Consists of 73,750 shares of Common Stock subject to currently exercisable options.

(7)
Consists of 58,750 shares of Common Stock subject to currently exercisable options.

(8)
Consists of 36,250 shares of Common Stock subject to currently exercisable options.

(9)
Consists of 36,250 shares of Common Stock subject to currently exercisable options.

(10)
Includes 823,750 shares of Common Stock subject to currently exercisable options. See footnotes 4 through 9 above.

EXECUTIVE COMPENSATION

Long-Term Compensation
		Annual Compensation			Securities Underlying Stock Options (#)
Name and Principal Position						All Other Compensation(1)
	Year	Salary		Bonus
Irwin J. Gruverman Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary	2002 2001 2000	$ $ $	59,025 95,000 95,000	0 0 0	150,000 75,000 40,000	0 0 0
Robert P. Bruno President, Chief Operating Officer, and Vice President Sales/Marketing	2002 2001 2000	$ $ $	138,902 118,059 112,207	0 0 0	50,000 125,000 35,000	0 0 0

(1)
Consists of the Company's matching contributions made under its 401(k) plan on behalf of each Named Executive Officer.

Aggregated Option Exercises and Fiscal Year-end Values:

        The following table summarizes for each of the named executive officers the number of unexercised options that each of them held at December 31, 2002. None of the named executive officers held any stock appreciation rights or exercised any stock options or stock appreciation rights during 2002. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 2002 the last business day of the fiscal year. The closing price of the Company's Common Stock as quoted in the Over-the-Counter Bulletin Board on such date was $0.33.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Irwin J. Gruverman	238,750	226,250	$0	$0
Robert P. Bruno	161,250	161,250	$5,425	$5,425

(1)
Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option. The named executive officers held options exercisable or unexercisable, at exercise prices above the fair market value of the Common Stock on December 31, 2002 as reported by the Over-the-Counter Bulletin Board.

Compensation of Directors:

        Commencing on January 1, 2000, directors, with the exception of Mr. Gruverman, received $8,000 annually, payable in equal quarterly installments, for all meetings of the Board of Directors and any committee thereof for which they attended and are reimbursed for reasonable expenses incurred in attending such meetings. Mr. Little holds options to purchase 85,000 shares of Common Stock at an average exercise price of $0.95 per share. Mr. Cortina holds options to purchase 70,000 shares of Common Stock at an average exercise price of $.89 per share. Mr. Paslawski holds options to purchase 47,500 shares of Common Stock at an exercise price of $0.79 per share. Mr. Roy holds options to purchase 47,500 shares of Common Stock at an exercise price of $0.79 per share. Messrs. Little, Cortina, Paslawski and Roy were granted the foregoing options pursuant to the 1989 Non-Employee Director Stock Option Plan (the "1989 Plan"), which automatically grants to each non-employee director of the Company who holds office at the beginning of each fiscal year an option to purchase 7,500 shares of the Company's Common Stock. Upon any non-employee director's first appointment to the Board of Directors, that director receives an automatic grant of an option to purchase 25,000 shares of the Company's Common Stock. Options granted pursuant to the 1989 Plan vest in four equal installments commencing six months from the date of grant and thereafter on the next three anniversaries of the date of grant.

Employment Agreements:

        The Company entered into a letter agreement dated December 31, 2002 with Irwin J. Gruverman, the Company's Chief Executive Officer, Chairman of the Board, Treasurer and Secretary, pursuant to which Mr. Gruverman's compensation for the 2003 fiscal year was established at $95,000, with Mr. Gruverman being eligible to participate in a pool for bonus compensation under certain circumstances.

RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company entered into a consulting agreement with Mr. Cortina dated January 2, 2002 (the "Consultancy Agreement"). Pursuant to the Consultancy Agreement, Mr. Cortina assisted the Company with the planning, marketing and sale of the Company's patented and proprietary prototype "Multiple Stream High-Pressure Mixer/Reactor" Microfluidizer® system. The Consultancy Agreement had an initial term of six (6) months and automatically renewed for an additional six month period. Mr. Cortina received compensation under the Consultancy Agreement at a rate of $250 per day, for a total of $13,000.

        During 2002, the Company leased a facility in South Haven, Michigan from B-2 Enterprises, Inc. This entity is owned and controlled by Messrs. J.B. Jennings and Bret A. Lewis. In 2002, the Company paid B-2 Enterprises, Inc. approximately $102,180 in rent.

        On August 14, 1998, the Company purchased substantially all of the assets and assumed certain liabilities of Epworth Manufacturing Company ("Epworth") and Morehouse-COWLES, Inc. ("Morehouse") pursuant to an Asset Purchase Agreement dated as of June 19, 1998 by and among the Company, Epworth and Morehouse. Messrs. Jennings and Lewis ("Sellers") were the sole stockholders of both Epworth and Morehouse. The purchased assets included cash and cash equivalents, accounts and notes receivables, inventories, machinery and equipment, intellectual property rights, furniture and fixtures and leasehold interests and improvements. In accordance with the Asset Purchase Agreement, the Company paid or delivered to Sellers (i) $5,508,480 in cash, (ii) two subordinated promissory notes in the aggregate principal amount of $800,000, and (iii) 900,000 shares of the Company's Common Stock, subject to the restrictions set forth in a Stockholders Agreement among the Company and Sellers dated August 14, 1998. As of December 31, 1999, the Company owed the Sellers $775,000. The amount of consideration paid by the Company for the assets was determined by the Company's Board of Directors based, in part, upon a fairness opinion provided to the Board of Directors by its financial advisor.

        On December 20, 1999 the Company signed an agreement in principle (the "Agreement In Principle") with the Sellers. The Agreement In Principle set forth understandings among the parties concerning restructuring of the Company's subordinated debt and resolution of various disputes. On January 17, 2000 a definitive settlement agreement incorporating these subject matters was executed between the parties (the "Settlement Agreement"). Pursuant to this Settlement Agreement Sellers' subordinated loans totaling $775,000 were restructured. Such restructuring included all outstanding and unpaid interest and setoffs to such notes provided for under the terms of the August 14, 1998 Asset Purchase Agreement. At the closing $500,000 of this debt was converted to 500,000 shares of Common

Stock. The Company retained the right to repurchase such shares for a 3 year period at a per share price of $1.75. The remaining $275,000 was structured as a new subordinated promissory note with annual interest at 10%, with interest only being paid in the first year, and the principal together with interest then being amortized over 4 years starting in the second year. A disputed lease between the Company and one of the Seller's entities for property located in South Haven, Michigan, which was the subject of a suit to terminate filed by the Company, was voluntarily dismissed in return for the payment by the Company of a total of $58,000. The initial payment in the amount of $30,000 was paid on January 19, 2000 upon execution of the Settlement Agreement and the balance on February 28, 2000. Also on the latter date, the 500,000 shares of restricted Common Stock were issued to the Sellers as required by the Settlement Agreement in connection with the closing by the Company of a new senior credit facility as described below. The Company dismissed with prejudice by joint stipulation its lawsuit to terminate the lease. The Company and the Sellers executed a mutual release of liability related to the August 14, 1998 Asset Purchase Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Except as provided below, to the Company's knowledge, based solely on a review of the copies of such forms received by the Company and on written representations from certain Reporting Persons, the Company believes that during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met. The Form 5 filings for the year ending 2002 pursuant to Section 16(a) required to be filed by certain members of the Company's Board of Directors (Messrs. Irwin J. Gruverman, Edward T. Paslawski, Vincent B. Cortina, James N. Little and Leo Pierre Roy), which the Company had undertaken to file, were filed with the SEC on February 15, 2003.

PROPOSAL 2

RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS

        The Board of Directors has appointed the firm of Brown & Brown, LLP, independent auditors, to serve as auditors for the fiscal year ending December 31, 2003. The Board of Directors proposes that the shareholders approve this appointment, although such ratification is not required under Delaware law or the Company's Certification of Incorporation, or By-Laws. The directors have decided that an affirmative vote of a majority of the shares, in person or represented by proxy, and entitled to vote at the Meeting be required to ratify such appointment. It is expected that a member of the firm of Brown & Brown, LLP will be present at the Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        In the event that ratification of the Board of Directors' appointment of Brown & Brown, LLP is not obtained at the Meeting, the Board of Directors will reconsider their appointment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF BROWN & BROWN, LLP AS THE COMPANY'S AUDITORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A SHAREHOLDER HAS OTHERWISE INDICATED ON THE PROXY CARD.

INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2002

Audit Fees

        The aggregate fees billed by Brown & Brown LLP for services completed during fiscal 2002 were approximately $74,000 related to its audit and quarterly review during fiscal 2002.

Financial Information Systems Design and Implementation Fees

        During the year ended December 31, 2002, Brown & Brown LLP did not provide any services to the Company relating to financial information systems design and implementation.

All Other Fees

        During the year ended December 31, 2002, Brown & Brown LLP was paid approximately $8,000 for non-audit services. During the year ended December 31, 2002, Deloitte & Touche LLP was paid approximately $16,000 for non-audit services.

        The Audit Committee has considered whether the provision of non-core audit services to the Company by the Company's principal auditor is compatible with maintaining independence, and has made an affirmative decision in each instance that the provision of such service was compatible with the principal auditor's independent role.

VOTING PROCEDURES

        The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

        For all matters being submitted to stockholders at the Meeting, the affirmative vote of a majority of shares present, in person or represented by proxy, and entitled to vote on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter, while broker "non-votes", since they are not entitled to vote for the matter, have no effect on the vote.

OTHER BUSINESS

        The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

SHAREHOLDER PROPOSALS

        Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1933, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the annual meeting in the year 2004, a shareholder proposal must have been received by the Company no later than January 27, 2004 and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of shareholders in the year 2004, although not included in the proxy statement, a stockholder proposal must comply with the requirements of the Company's by-laws and be received by the Company no later than April 12, 2004. Shareholder proposals should be delivered in writing to Irwin J. Gruverman, Secretary, MFIC Corporation, 30 Ossipee Road, Newton, Massachusetts 02464-9101.

ANNUAL REPORT ON FORM 10-K

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IS HEREBY INCORPORATED BY REFERENCE, PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, MFIC CORPORATION, 30 OSSIPEE ROAD, NEWTON, MASSACHUSETTS 02464-9101.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some shareholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

MFIC CORPORATION

        THIS PROXY IS BEING SOLICITED BY MFIC's BOARD OF DIRECTORS

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 21, 2003, in connection with the Meeting to be held at 10:00 a.m. on Tuesday, June 17, 2003, at the offices of the Company located at 30 Ossipee Road, Newton, MA, 02464-9101 and hereby appoints Dennis Riordan, Controller of the Company and Jack M. Swig, General Counsel of the Company, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MFIC Corporation registered in the name provided herein which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

        WHEN EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

        ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE)

        NOMINEES: IRWIN J. GRUVERMAN, JAMES N. LITTLE, VINCENT B. CORTINA, EDWARD T. PASLAWSKI, LEO PIERRE ROY

        SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

(SEE REVERSE SIDE)

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

        The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.
ELECTION OF THE DIRECTORS NOMINATED BY THE CURRENT BOARD OF DIRECTORS, AS LISTED ON THE REVERSE, FOR ☐ OR WITHHELD ☐ (PLEASE MARK ONLY ONE)

Withhold my vote from the nominees listed on the line above.

2.
Proposal to Ratify the Board of Directors' appointment of Brown & Brown, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN (PLEASE MARK ONLY ONE)

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date:

Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS
INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2002
VOTING PROCEDURES
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
EXPENSES AND SOLICITATION